EX-32
SECTION 1350 CERTIFICATION OF PATRICK A. GALLIHER AND ARTHUR DE JOYA

                     SECTION 1350 CERTIFICATION

     In connection with the quarterly report of RMD Technologies, Inc. ("Company") on Form 10-QSB/A for the quarter ended February 28, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 6, 2006                    By: /s/  Patrtick A. Galliher
                                       Patrick A. Galliher, President



Dated: July 6, 2006                    By: /s/  Arthur De Joya
                                       Arthur De Joya,
                                       Chief Financial Officer